Risks and Concentration	6 Months Ended
Jun. 30, 2021
Risks and Uncertainties [Abstract]
RISKS AND CONCENTRATION

3.     RISKS AND CONCENTRATION

Foreign currency risk

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the Peoples Bank of China, controls the conversion of RMB into other currencies. The value of the RMB is subject to changes in central government policies, international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. The Group’s cash and cash equivalents denominated in RMB amounted to RMB123,385 and RMB175,391 as of December 31, 2020 and June 30, 2021, respectively.

Interest Rate Risk

The Group is exposed to the impact of interest rate changes primarily through its variable-rate borrowings. As of December 31, 2020 and June 30, 2021, the Group has RMB 1,000 and RMB1,000 short term borrowings with variable interest rates.

Concentration risks

Financial instruments that potentially expose the Group to significant concentration of credit risk primarily consist of cash and cash equivalents, term deposit and short-term investments. The Group places its cash and cash equivalents and term deposits with financial institutions with high-credit ratings. There are one and three customers individually represent greater than 10% of total net revenue for the six months ended June 30, 2020 and 2021, respectively.

There are no and two suppliers that individually represent greater than 10% of the total cost of revenue (excluding impairment loss) for the six months ended June 30, 2020 and 2021.